Exhibit 99.1 2Q24 | BUSINESS PRESENTATION Clinical Development of Disease-Modifying Therapeutics for Neurodegenerative Disease, Cancer and Cardiopulmonary Disease Inhibikase.com : IKT

DISCLAIMER This presentation shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Inhibikase Therapeutics, Inc. (the “Company” or “we”) intends for the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” should, “will,” may”, “continue” and similar expressions. Such statements are subject to a number of assumptions, risks and uncertainties which may cause actual results, performance or achievements to be materially different from those anticipated in these forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations and plans which contain projections of future clinical studies, regulatory approvals, product candidate development, results of operations or financial condition or state other forward-looking information. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and its quarterly Form 10-Q, including under the caption Risk Factors”. We do not intend our use or display of other entities’ names, trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entity. Inhibikase.com • : IKT 2

OFFERING SUMMARY Inhibikase Therapeutics, Inc. (“IKT” or the “Company”) ISSUER: Nasdaq Capital Market: IKT EXCHANGE/SYMBOL: Best Efforts S-1 Follow-on OFFERING TYPE: Up to $13.0 Million GROSS PROCEEDS: Units consisting of one share of Common Stock (or one Pre-Funded Warrant in lieu SECURITIES TO BE thereof), and one Warrant to purchase one share of common stock OFFERED: To extend the 201 trial for Risvodetinib (IkT-148009) up to an additional 12 months, ANTICIPATED USE OF support expansion of their biomarker program and ancillary studies required for Phase PROCEEDS: 3 entry and other general corporate purposes Maxim Group LLC SOLE PLACEMENT AGENT: Week of April 29, 2024 ANTICIPATED PRICING: Inhibikase.com • : IKT 3

MULTI-THERAPEUTIC PIPELINE OF KINASE INHIBITOR THERAPEUTICS

Inhibikase Therapeutics

Developing innovative medicines across the therapeutic spectrum

- Multi-therapeutic pipeline across neurodegenerative disease, cancer and cardiopulmonary disease
- Risvodetinib (IkT-148009): **Selective c-Abl inhibitor. Phase 2 ongoing** to evaluate disease modification in Parkinson's disease. Phase 2 201 trial, 77% enrolled in the U.S. 12-week trial planned to be extended by up to 12 additional months, subject to additional resources. Blinded functional and biomarker data support continuation and expansion of trial. $12B+ global addressable market.[1]
- IkT-001Pro: **Prodrug of imatinib mesylate**. **Phase 3 complete in blood and stomach cancers, Phase 2/3 ready in Pulmonary Arterial Hypertension**. $7B+ global addressable market.[2]
- Robust patent portfolio with compositions of matter protected to 2033 (IkT-001Pro) and 2036 (risvodetinib).
- Orphan designations: Rivsodetinib in Multiple System Atrophy, IkT-001Pro in multiple oncology indications and pulmonary arterial hypertension.
- Cash/cash equivalent runway into 1Q25.
- Highly-experienced management team, consultants, Board of Directors and Scientific Advisory Board.

[1]Vision Research, 2022; [2]From Biomedtracker (Citeline Commercial), 2024 (https://www.biomedtracker.com/indicationreport.cfm?indid=245#PipelineChart)

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COMPANY HIGHLIGHTS: MULTI-THERAPEUTIC PIPELINE

Inhibikase Therapeutics

Multi-Indication Pipeline in Neurodegeneration, Oncology and Non-oncology Indications

				CLINICAL DEVELOPMENT[1]			
DRUG TARGET	**DRUG CANDIDATE**	**MODALITY**	**DISEASE INDICATION**	**PRECLINICAL DEVELOPMENT**	**PHASE 1/1B**	**PHASE 2**	**PHASE 3**
Neurodegeneration							
c-Abl	**Risvodetinib**	Small molecule	Parkinson's Disease: Treatment Naive				
c-Abl	**Risvodetinib**	Small molecule	Parkinson's Disease: Early Stage			4 Indications Pursued Through 2 INDs. Shares Same Phase 1 and 2[2]	
c-Abl	**Risvodetinib**	Small molecule	Neurogenic Constipation				
c-Abl	**Risvodetinib**	Small molecule	Dysphagia				
c-Abl	**Risvodetinib**	Small molecule	Multiple System Atrophy				Pursued through open IND in the US and future EMA filing in EU
Oncology							
BCR-Abl	**IkT-001Pro**	Small molecule	Stable-phase CML (orphan indication)		505(b)(2) Path to Market		
Cardiopulmonary disease							
c-Abl	**IkT-001Pro**	Small molecule	Pulmonary Arterial Hypertension				IND to be filed May, 2024 to initiate Phase 2/3 study
Research							
c-Abl	**IkT-148x, BIP4-7**	Small molecule	Dementia with Lewy Body				
c-Abl	**IkT-148x, BIP4-7**	Small molecule	Multiple System Atrophy				

(1). 'Clinical Development' progress bars represent the current state of the indicated programs. Blue arrows represent completed or in progress studies; white arrows represent planned approaches for future clinical studies.

(2). Four indications will be pursued for IkT-148009 in PD, which will be pursued through studies of treatment naïve and early-stage patients, including their GI complications. MSA is an orphan, aggressive form of Parkinson's-like disease to enter clinical development at Phase 2 following completion and positive outcomes from animal model studies of IkT-148009 in prophylactic and therapeutic dosing studies.

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Parkinson’s and Related Disorders Parkinson’s Disease Market & Strategy Inhibikase.com • : IKT 6

THE MARKET: DISEASE-MODIFICATION WILL TRANSFORM TREATMENT PARADIGM 1 Parkinson’s disease and MSA in the U.S. Parkinson’s: Slowly Progressing MSA: Rapidly Progressing 1/3 of a Patient’s Lifespan to death = 25 years 1/10 of a Patient’s Lifespan to death = 8 years Global treatment sales for PD by 2030 are expected 90,000 38,000 15,000 -50,000 to exceed New Cases / Year Deaths / Year Cases 930,000 – 1,200,000 Orphan Disease $12.2 BILLION 1 U.S. Patients Vision Research, 2022 60 55 Current treatments Average Age Of Onset Average Age Of Onset cannot alter course of Parkinson’s disease Co-morbid indications MSA has no beneficial Men twice treatments as likely as The country with the highest women to diagnosed prevalence is contract 47% 30% 35% 36% THE U.S. disease Arthritis Heart/Circulatory Psychosis Dementia Vision Research, 2022 1 Parkinson’s Disease Foundation Decisions Resources 2016, Lewin Report in the Economic Burden and Future Impact of Parkinson’s disease, 2019. Inhibikase.com • : IKT 7

1 SEARCHING FOR THE ROLE OF THE MISFOLDED PROTEIN IN MAJOR CNS DISEASE Different proteins, similar pathological effect b-amyloid and Tau in Alzheimer’s a-synuclein in PD, MSA, DLB What role does the misfolded protein play? 1 Nat. Neurosci. 21: 1332-1340 (2018) Inhibikase.com • : IKT 8

EXTERNAL OR INTERNAL AS A SITE OF TARGETING?

Inhibikase Therapeutics



antibody or
dis-aggregator targets plaque
outside affected neurons

Clearance of pathological plaque unknown
NOT restorative

mechanistic inhibitors
like risvodetinib
target plaque
inside affected neurons

Does clear pathological plaques
CAN BE restorative

- Risvodetinib targets an enzyme, c-Abl, inside the neurons at the site of disease initiation[1]

[1]Werner and Olanow , Mov Disorders 2021, doi: 10.1002/mds.28858
Karuppagounder, Werner, et al., Sci Transl. Med 2023 doi: 10.1126/scitranslmed.abp9352

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RISVODETINIB MODIFIES PARKINSON'S DISEASE c-Abl inhibition by Risvodetinib restores lost function in Validated Animal 1 Models of Parkinson’s disease a Neurodegeneration Motor Dysfunction -Synuclein Toxicity Neuroinflammation preserves restores clears suppresses as much as 85% as much as 90% to baseline in the to near baseline of brain neurons of lost function organs of disease in the organs of disease 1 Werner and Olanow , Mov Disorders 2021, doi: 10.1002/mds.28858 Karuppagounder, Werner, et al., Sci Transl. Med 2023 doi: 10.1126/scitranslmed.abp9352 Inhibikase.com • : IKT 10

The 201 Trial evaluating Risvodetinib in Untreated Parkinson’s Disease Inhibikase.com • : IKT 11

The 201 TRIAL: TRIAL DESIGN AND PATIENT FLOW or 92 As of April 23, 2024 or Inhibikase.com • : IKT 12

THE 201 TRIAL; POSSIBLY RISVODETINIB-RELATED ADVERSE EVENTS AS OF APRIL 23, 2024 Adverse Event Severity (# Occurrences) Gastrointestinal Nausea (1) Mild Vomiting (3) Mild (3) 25 AEs occurred in 17 of Gas/Cramps (2) Mild (1)/Moderate (1) 92 enrolled participants Heartburn (1) Mild Diarrhea (3) Mild Constipation (1) Mild Cardiovascular Abnormal ECG (2) Mild Orthostatic hypotension (2) Mild Laboratory Elevated lipase (1) Mild Elevated creatinine (1) Mild Psychological/Neurological Irritability (1) Mild Headache (2) Mild Increase energy (1) Mild Worsening Parkinsonism (1) Moderate (non-compliant dosing) Musculoskeletal Fatigue (2) Mild Rash (1) Mild Inhibikase.com • : IKT 13

201 TRIAL: EARLY UNBLINDED OBSERVATIONS Functional Assessment: Universal Parkinson’s Disease Rating Scale (MDS-UPDRS) Part 2: Measures ability to do everyday activities (teeth brushing, dressing on your own, etc.) Part 3: Measures ability to do walk, stand, balance Improvement occurs when numbers decrease; Worsening occurs when numbers increase Mean Changes From Baseline 1 End of Study 50 mg 100 mg 200 mg Placebo N=3 N=2 N=3 N=3 MDS-UPDRS -0.33 0 -4.33 0 Part 2 MDS-UPDRS 2 -1.3 -4.33 1.7 Part 3 Part 2 + Part 3 1.67 -1.3 -8.7 1.7 -10.4 1 Given small sample size, we do not yet conclude that a clinical benefit has been achieved. Inhibikase.com • : IKT 14

THE 201 TRIAL; BIOMARKER ANALYSIS ONGOING Blood and CSF biomarkers Tissue-derived biomarkers Tissue biomarkers may indicate clearance of plaque Spinal fluid biomarkers may confirm proper diagnosis of pathology in the 201 Trial. Proprietary antibody against disease in the 201 Trial. phosphorylated alpha-synuclein will use this method to report on target engagement as well. Inhibikase.com • : IKT 15

INHIBITION OF C-Abl MAY HAVE A WIDER ROLE IN OTHER DISEASES

Inhibikase Therapeutics

Risvodetinib in other neurodegenerative disease

MSA[1]



MSA Putamen
MSA SN
Olig001-aSyn
pS129
pY39
E
F
G
H
I
J

Alzheimer's

Prog Neurobiol. 2021;202:102031
Autophagy. 2021;17(5):1278-1280.
J Biol Chem. 2020 ;295(23):7905-7922
Front Cell Neurosci. 2019;13:526
Biochim Biophys Acta Mol Basis Dis. 2018; 1864(4 Pt A):1148-1159
Biomol Struct Dyn. 2017;35(4):883-896
J Alzheimers Dis. 2016 ;54(3):1193-1205
PLoS One. 2014 ;9(3):e92309
Curr Alzheimer Res. 2011;8(6):643-51.
Neurobiol Aging. 2011;32(7):1249-61.
J Alzheimers Dis. 2011;25(1):119-33.
J Alzheimers Dis. 2010;19(2):721-33.
J Alzheimers Dis. 2009;18(1):1-9
J Alzheimers Dis. 2009;17(2):409-22
Brain. 2008;131(Pt 9):2425-42
Neurobiol Dis. 2004;17(2):326-36
Proc Natl Acad Sci U S A. 2003;100(21):12444-9.

ALS

J Neurol Sci. 2018;393:80-82
Sci Transl Med. 2017;9(391):eaaf3962
Front Cell Neurosci. 2015 9;9:203
PLoS One. 2012;7(9):e46185

[1]Marmion, Werner, Kordower et al, (2021) Neurobiol Dis 148:105184

Inhibikase.com ▪ Nasdaq : IKT 16

IkT-001Pro for Treatment of Blood and Stomach Cancers and Cardiopulmonary Disease Inhibikase.com • : IKT 17

IkT- 001Pro INNOVATION IkT-001Pro releases the active ingredient imatinib only in blood 4-carbon atom linker imatinib linker gut wall + pH 2-6 pH 7 (blood) (stomach, ileum, duodenum) Lifetime in blood < 10 min Inhibikase.com • : IKT 18

IkT- 001Pro IS A SMALL MOLECULE C-Abl INHIBITOR IkT-001Pro has less toxicity in non-human primate: Potentially Safer Alternative to Imatinib Mesylate Measurement of IkT-001Pro in Non-Human Primates RESULTS SUGGEST THAT: No Adverse Event Level Cmax Tmax AUC 0-T (mg/kg) ü Achieve dose flexibility, (mean, ng/mL) (mean, h) (mean, ng-h/mL) NOAEL including use of higher dosing due to lower AEs Imatinib 176/206 4/3 1540/1960 15 1 (Day 91) (M/F) (M/F) (M/F) ü Suppress GI and other adherence-related adverse 2 IkT-001Pro 400/318 5.3/3.7 5220/3890 75 events (Day 28) (M/F) (M/F) (M/F) 1 FDA summary data for approval 21-335 2 IkT IND #135167 ▲ ▲ NO ADVERSE EVENTS Up to 3.4x Up to 3.4x increased exposure higher dose of imatinib delivered as 001Pro Inhibikase.com • : IKT 19

TRIALS IN BIOEQUIVALENCE AND SUPERIORITY Clinical Development of IkT-001Pro: Summary § Phase 3 Complete in Blood and Stomach Cancers Ø Competes against generic imatinib mesylate 1 Ø≈$300M market US § Phase 2/3 Ready in Pulmonary Arterial Hypertension Ø Proven to be disease-modifying, but Phase 3 needs to be repeated due to 2 safety concerns 10 years ago Ø Developing to compete with sotatercept, marketed as Winrevair (approved March, 2024) 3 4 4 Ø $4.6B market US , $7B+ global, 5.3% CAGR 1 ISI retail sales data 2016-2020 2 Circulation 2013;127:1128-1138 3 From Biomedtracker (Citeline Commercial), 2024 (https://www.biomedtracker.com/indicationreport.cfm?indid=245#PipelineChart) 4 Precedence Research, 2023 (https://www.linkedin.com/pulse/pulmonary-arterial-hypertension-market-prathamesh-sakpal-lvrfc/) Inhibikase.com • : IKT 20

Selected Financial Data IIn nh hib ibik ika as se e..c co om m • • :: IK IKT T 21 21

COMPANY HIGHLIGHTS Selected Financial and Stock Data Capitalization Table April 15, 2024 Balance Sheet December 31, 2023 Common Shares Outstanding 6,476,844 Current Assets: Options (WAEP: $10.33) 985,280 Cash, Cash Equivalents, Warrants (WAEP: $7.64) 2,266,136 $13,252,052 Marketable Securities Prepaid research and Fully Diluted Shares Outstanding 9,728,260 $219,817 development Prepaid expenses and other $739,179 current assets Total Current Assets $14,211,048 Total Current Liabilities $3,438,601 Total Working Capital $10,772,447 Inhibikase.com • : IKT 22

ABOUT US / EXECUTIVES

Inhibikase Therapeutics

Management Team with Deep Experience in Drug Development and Commercialization

Milton Werner, PhD

President & CEO

Previously, Dr. Werner served as Director of Research at Celtaxsys. From September 1996 until June 2007, Dr. Werner was a Head of the Laboratory of Molecular Biophysics at The Rockefeller University in New York City. Throughout his scientific career, Dr. Werner has been an innovator integrating chemistry, physics, and biology into a comprehensive approach to solving problems in medicine. Dr. Werner is the author or co-author of more than 70 research articles, reviews, and book chapters and has given lectures on his research work throughout the world.

NIH · The Rockefeller University · Celtaxsys

Garth Lees-Rolfe

Chief Financial Officer

Previously served as our Vice President of Finance from November 2022 to March 2024. Prior to Inhibikase served as the Vice-President, Finance for F-Star, Inc., a publicly traded global clinical-stage biotech company. Prior to his corporate work, spent 16 years in public practice mostly with Ernst & Young, lastly as a Senior Manager. He is a licensed Certified Public Accountant in the state of Massachusetts and a licensed Chartered Accountant of Australia and New Zealand.

EY · F-star Therapeutics

C. Warren Olanow, MD,

Medical Consultant
and Chief Executive Officer of Clintrex Research Corporation.

Dr. Olanow is the former Henry P. and Georgette Goldschmidt Professor and Chairman of the Department of Neurology at the Mount Sinai School of Medicine Prior to joining Mount Sinai, he served on the faculties of McGill University, Duke University, and the University of South Florida. He is the former President of the Movement Disorder Society, past President of the International Society of Motor Disturbances, and former Treasurer of the American Neurological Association. He has served on the executive committee of the Michael J. Fox Foundation Scientific Advisory Board, and he is the former Chairman of the Scientific Advisory Board of the Bachmann-Strauss Parkinson Foundation and of the Dystonia Foundation. Dr. Olanow is the former Co-Editor-in-Chief of the journal Movement Disorders. Dr. Olanow received his medical degree from the University of Toronto, performed his neurology training at the New York Neurological Institute at Columbia Presbyterian Medical Center at Columbia University, and undertook postgraduate studies in neuroanatomy at Columbia University and authored more than 600 articles in the field of neurodegeneration.

Icahn School of Medicine at Mount Sinai · CLINTREX

Inhibikase.com • Nasdaq : IKT 23

ABOUT US / BOARD OF DIRECTORS

Inhibikase Therapeutics

Mr. Dennis Berman

- Co-founder, board member, and/or seed investor in many private biotechnology and technology companies, five of which have gone public.
- Currently serves as the President of Molino Ventures, LLC a board advisory and venture capital firm and was co-founder and Executive Vice President of Corporate Development of Tocagen.
- Seed investor, co-founder, and/or board member of Intervu, Viagene, Kintera, Inc., Gensia, Calabrian

Dr. Milton H. Werner, PhD

- President & CEO, Inhibikase Therapeutics, Inc.

Ms. Gisele Dion

- Chief Accounting Officer of Alnylam Pharmaceuticals since November, 2023
- Senior Vice President, Chief Accounting Officer and Corporate Controller at Takeda Pharmaceutical Ltd
- Senior Advisor to the Chief Financial Officer of Takeda Pharmaceutical Ltd.
- Vice President, Chief Accounting Officer and Corporate Controller at Shire Pharmaceuticals LLC,
- Corporate Controller and Senior Director of Technical Accounting at Biogen Inc.,
- Currently Director and Audit Committee Chair, Cytek Biosciences, Inc.
- Staff Member of the Financial Accounting Standards Board (FASB)
- Audit Advisor Group Member for the Pharmaceutical Research and Manufacturers of America (PhRMA).
- B.S. in Accounting and Management Information Systems from Fairfield University

Dr. Roy Freeman, MD

- Professor of Neurology at the Harvard Medical School and Director of the Center for Autonomic and Peripheral Nerve Disorders in the Department of Neurology at Beth Israel Deaconess Medical Center
- Former chairman of the World Federation of Neurology research group on the autonomic nervous system, former President of the American Autonomic Society, and former chairman of the Autonomic Section of the American Academy of Neurology.
- Editor-in-Chief of Autonomic Neuroscience: Basic and Clinical and on the editorial boards of The Clinical Journal of Pain, Pain: Clinical Updates, and Clinical Autonomic Research.
- Serial founder of several companies in pain and neurodegenerative disease and is on the scientific advisory boards of many large and small pharmaceutical and biotechnology companies.

Dr. Paul Grint, MD

- 20+ years experience in biologics and small-molecule research and development, including the successful approval and commercialization of products in the infectious diseases, immunology, and oncology therapeutic areas.
- Director of Amplyx Pharmaceuticals and Synedgen.
- Served in senior management roles at Cerexa, Forest Laboratories, Kalypsys, Pfizer, IDEC Pharmaceuticals, and Schering-Plough Corporation.
- Fellow of the Royal College of Pathologists and a medical degree from St. Bartholomew's Hospital College, University of London.

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ABOUT US / INDUSTRY-LEADING ADVISORS

Inhibikase Therapeutics

Dr. Robert Hauser, MD
Professor of Neurology, University of South Florida College of Medicine - Director USF Parkinson's Disease and Movement Disorders Center

Dr. Jeffrey Kordower, PhD
Founding Director
ASU-Banner Neurodegenerative Disease Research Center (NDRC)
The Charlene and J. Orin Edson Distinguished Director at the Biodesign Institute
Professor of Life Sciences
Arizona State University

Dr. Ken Marek
President and Senior Scientist, Institute of Neurodegenerative Disorders

Dr. Ted Dawson, MD, PhD
Neurodegeneration and Stem Cell Programs, Institute for Cell Engineering, Departments of Neurology, Physiology, Pharmacology, and Molecular Sciences - The Johns Hopkins University School of Medicine

Dr. Valina Dawson, PhD
Neurodegeneration and Stem Cell Programs, Institute for Cell Engineering, Departments of Neurology and Physiology
The Johns Hopkins University School of Medicine

Dr. Warren Olanow, MD, FRCPC
Henry P. and Georgette Goldschmidt Professor and Chairman Emeritus, Mount Sinai School of Medicine
CEO, Clintrex Research Corporation

Dr. Karl Kieburtz, MD, MPH
Robert J. Joynt Professor in Neurology, Senior Associate Dean for Clinical Research, Director of the Clinical &Translational Science Institute, Founder Center for Human Experimental Therapeutics (CHET)- University of Rochester Medical Center
President Clintrex Research Corporation

Dr. Jay Pasricha, MBBS, MD
Director, Johns Hopkins Center for Neurogastroenterology
Professor of Medicine



Inhibikase.com • Nasdaq : IKT 25